UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 29, 2017

Black Knight, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-218707	81-5265638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida 32204

(Address of principal executive offices, including zip code)

(904) 854-5100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

This Current Report on Form 8-K is duplicative of the Current Report on Form 8-K12B filed under Black Knight, Inc. (CIK 0001704177) on September 29, 2017. This Current Report on Form 8-K serves as notice that Black Knight, Inc. is the successor issuer to Black Knight Financial Services, Inc. under the Exchange Act. As a result, effective as of September 29, 2017, all future filings with the Securities and Exchange Commission will be filed by Black Knight, Inc. under CIK No. 0001627014, which is the CIK number for Black Knight Financial Services, Inc. All filings made by Black Knight, Inc. on or prior to September 29, 2017 can be found under CIK No. 0001704177, the prior CIK number for Black Knight, Inc., which will no longer by used by Black Knight, Inc.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 29, 2017, the transactions contemplated by (i) the Agreement and Plan of Merger, dated as of June 8, 2017, by and among Black Knight Financial Services, Inc. (“Black Knight”), Black Knight, Inc. (formerly known as Black Knight Holdco Corp.) (“New Black Knight”), Fidelity National Financial, Inc. (“FNF”), New BKH Corp. (“New BKH”), New BKH Merger Sub, Inc. and BKFS Merger Sub, Inc. (the “Merger Agreement”), and (ii) the Reorganization Agreement, dated as of June 8, 2017, by and among FNF, Black Knight Holdings, Inc. and New BKH (the “Reorganization Agreement,” and together with the Merger Agreement, the “Transactions”) were consummated. The Transactions consisted of (i) the contribution by FNF of (x) all of the shares of Class B common stock of Black Knight that Black Knight Holdings, Inc. (“BKHI”) currently owns and (y) all of the class A units of Black Knight Financial Services, LLC that BKHI currently owns, to New BKH, a direct wholly-owned subsidiary of BKHI, (ii) the distribution of the shares of New BKH common stock to the holders of FNF Group common stock, followed by (iii) the mergers of Black Knight and New BKH into wholly-owned subsidiaries of New Black Knight. In the Transactions, the outstanding shares of Black Knight Class A common stock and New BKH common stock were converted into shares of New Black Knight common stock on a one for one basis as set forth in the merger agreement. As a result of the closing of the Transactions, New Black Knight became the new public parent of Black Knight. Shares of New Black Knight common stock will be listed on the New York Stock Exchange under the trading symbol “BKI”, and are expected to begin trading at the market opening on October 2, 2017. Shares of New Black Knight common stock will have a new CUSIP number of 09215C105. Under the organizational documents of New Black Knight, the rights of the holders of shares of New Black Knight common stock are substantially the same as the rights of former holders of Black Knight Class A common stock.

Immediately after giving effect to the issuance of shares of New Black Knight common stock to the former holders of shares of Black Knight Class A common stock and to the former holders of shares of New BKH common stock in the Transactions, approximately 153,473,895 shares of New Black Knight common stock were outstanding. Upon closing, Black Knight’s former shareholders (other than FNF and its affiliates) collectively own approximately 45.72% of the shares of New Black Knight common stock and former holders of shares of New BKH common stock (the holders of FNF Group common stock) collectively own approximately 54.28% of the shares of New Black Knight common stock.

The foregoing is only a brief description of the Transactions, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Reorganization Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and are incorporated by reference herein, and to the description of the Transactions included under the heading “The Transactions” in New Black Knight’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on August 25, 2017 (the “Proxy Statement/Prospectus”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Directors

Effective upon consummation of the Transactions on September 29, 2017, the following individuals were appointed to the Board of Directors (the “Board”) of New Black Knight: William P. Foley, II, Thomas M. Hagerty, David K. Hunt, Ganesh B. Rao, Richard N. Massey and John D. Rood.

Messrs. Rood, Hunt and Massey have been appointed to the Audit Committee of New Black Knight, Messrs. Hagerty and Massey have been appointed to the Nominating and Corporate Governance Committee, Messrs. Rood, Hunt and Rao have been appointed to the Risk Committee and Messrs. Massey and Hagerty have been appointed to the Compensation Committee.

There are no arrangements or understandings between any director and any other person pursuant to which the director was selected as a director, other than the provisions of the Merger Agreement.

The information required by Item 404(a) of Regulation S-K with respect to such directors has been previously reported in the Proxy Statement/Prospectus and is incorporated herein by reference.

Under the Merger Agreement, New Black Knight assumed Black Knight’s Amended and Restated 2015 Omnibus Incentive Plan (the “Plan”), and each outstanding share of restricted stock under that plan became a share of restricted stock of New Black Knight having the same terms and conditions. A copy of the Plan is filed as Exhibit 99.1 to this this Current Report on Form 8-K and is incorporated by reference herein.

Appointment of Officers

Effective upon consummation of the Transactions on September 29, 2017, William P. Foley, II was appointed Executive Chairman of the Board, Anthony Orefice was appointed Executive Vice President and Chief Operating Officer and Joseph M. Nackashi was appointed President, each of New Black Knight. The following individuals will continue to serve in their current positions: Thomas J. Sanzone as Chief Executive Officer; Kirk T. Larsen as Executive Vice President and Chief Financial Officer and Michael L. Gravelle as Executive Vice President, General Counsel and Corporate Secretary, each of New Black Knight.

The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to such officers has been previously reported in the Proxy Statement/Prospectus and is incorporated herein by reference.

Resignation of Directors

Pursuant to the terms of the Merger Agreement, effective upon consummation of the Transactions on September 29, 2017, Michael L. Gravelle, resigned from his position on the Board.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

New Black Knight’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws became effective immediately prior to the Merger Effective Time (as defined in the Merger Agreement). A description of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws is included in the Proxy Statement/Prospectus and is incorporated herein by reference. The Amended and Restated Certificate of Incorporation and Amended and Restated By-laws are attached hereto as Exhibits 3.1 and 3.2, and incorporated herein by reference.

The information included under Item 2.01 of this Current Report on Form 8-K is also incorporated into this Item 5.03 by reference.

Item 8.01. Other Events

Successor Issuer

In connection with the Transactions and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Black Knight is the successor issuer to Black Knight and has succeeded to the attributes of Black Knight as the registrant, including Black Knight’s SEC file number. Shares of New Black Knight common stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Black Knight is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the SEC using Black Knight’s SEC file number (001-37394). New Black Knight hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements.

The audited consolidated balance sheets of Black Knight, the predecessor of New Black Knight as the business acquired, as of December 31, 2016 and December 31, 2015 and the related consolidated statements of operations and comprehensive earnings (loss), equity and cash flows of Black Knight for each of the years ended December 31, 2016, 2015 and 2014, and the notes related thereto, each contained in the Proxy Statement/Prospectus, are incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Black Knight as of June 30, 2017 and December 31, 2016, the unaudited condensed consolidated statements of earnings and comprehensive earnings for the three and six months ended June 30, 2017 and 2016, the unaudited condensed consolidated statement of equity for the six months ended June 30, 2017, the unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2017 and 2016, and the notes related thereto, each contained in the Proxy Statement/Prospectus, are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information for the Transactions is incorporated by reference to the disclosures under the headings “Unaudited Pro Forma Combined Financial Information” in the Proxy Statement/Prospectus.

(d) Exhibits

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of June 8, 2017, by and among New BKH Corp.,
Black Knight Financial Services, Inc., Black Knight, Inc. (f/k/a Black Knight Holdco Corp.), New BKH Merger Sub, Inc., BKFS Merger Sub, Inc. and Fidelity National Financial, Inc.
(attached as Annex A to the proxy statement/prospectus referred to above).

2.2

Reorganization Agreement, dated as of June 8, 2017, by and between Fidelity National
Financial, Inc., Black Knight Holdings, Inc. and New BKH Corp. (attached as Annex B to the proxy statement/prospectus referred to above).

3.1	Black Knight, Inc. (f/k/a Black Knight Holdco Corp.) Amended and Restated Certificate of Incorporation, dated as of September 29, 2017.

3.2	Black Knight, Inc. (f/k/a Black Knight Holdco Corp.) Amended and Restated Bylaws, dated as of September 29, 2017.
99.1	Black Knight, Inc. Amended and Restated 2015 Omnibus Incentive Plan

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of June 8, 2017, by and among New BKH Corp.,
Black Knight Financial Services, Inc., Black Knight, Inc. (f/k/a Black Knight Holdco Corp.), New BKH Merger Sub, Inc., BKFS Merger Sub, Inc. and Fidelity National Financial, Inc.
(attached as Annex A to the proxy statement/prospectus referred to above).

2.2

Reorganization Agreement, dated as of June 8, 2017, by and between Fidelity National
Financial, Inc., Black Knight Holdings, Inc. and New BKH Corp. (attached as Annex B to the proxy statement/prospectus referred to above).

3.1	Black Knight, Inc. (f/k/a Black Knight Holdco Corp.) Amended and Restated Certificate of Incorporation, dated as of September 29, 2017.
3.2	Black Knight, Inc. (f/k/a Black Knight Holdco Corp.) Amended and Restated Bylaws, dated as of September 29, 2017.
99.1	Black Knight, Inc. Amended and Restated 2015 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.

Date: October 2, 2017	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Executive Vice President, General Counsel and Corporate Secretary